CERTIFICATE OF CALCULATION OF

PURCHASE PRICE ADJUSTMENT

Pursuant to Section 4(b)(iv) of that certain Existing Samples Purchase Agreement dated October 12, 2006, as amended by the Amendment and Modification to the Existing Samples Purchase Agreement, dated February 28, 2007 by and between Corcell, Inc., a Delaware corporation (the “Seller”) and Cord Blood America, Inc., a Florida corporation (the “Buyer”) (collectively, the “Agreement”), the Buyer and the Seller hereby certify that the calculations set forth in the spreadsheet attached hereto as Exhibit A reflect the purchase price adjustments contemplated under Sections 3(a)(ii) and 3(c) of the Agreement.

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PURCHASE PRICE

ADJUSTMENT CERT.

IN WITNESS WHEREOF, the parties have executed this Certificate this 28th of February, 2007.

SELLER:

CORCELL, INC.,

a Delaware corporation

By:_______________________________

Name: Antonia Lafferty

Title: President

BUYER:

CORD BLOOD AMERICA, INC.,

a Florida corporation

By:_______________________________

Name: Matthew Schlissler

Title: President and Chief Executive Officer

PURCHASE PRICE

ADJUSTMENT CERT.

EXHIBIT A

PURCHASE PRICE

ADJUSTMENT CERT.